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                                                              EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated January 23, 1995, on our audits of the consolidated financial statements and financial statement schedule of Cognex Corporation. We also consent to the reference to our firm under the caption "Experts."


                                      /s/ COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
September 7, 1995